Loss on sale of vessels (Tables)	12 Months Ended
Dec. 31, 2023
Loss on sale of vessels
Schedule of Capital Leased Assets

The loss on the sale of vessels for the year ended December 31, 2022 is calculated as follows:

In thousands of U.S. Dollars	Sealeader	Sealifter	Sealancer	Total
Sales proceeds	13,239	13,239	14,249	40,727
Net book value of vessels	(16,251)	(15,886)	(14,692)	(46,829)
Sales related costs	(265)	(265)	(285)	(815)
Loss on sale of vessels	(3,277)	(2,912)	(728)	(6,917)